Exhibit 1.1

UNDERWRITING AGREEMENT

June, [__], 2022

The Benchmark Company, LLC

150 East 58th St., 17th Floor

New York, NY 10155

As Representative of the several Underwriters named on Schedule 1 attached hereto

Ladies and Gentlemen:

The undersigned, Heart Test Laboratories, Inc., a Texas corporation (the “Company”), hereby confirms its agreement (this “Agreement”) with The Benchmark Company, LLC (hereinafter the “Representative”) and with the other underwriters named on Schedule 1 hereto for which the Representative is acting as representative (the Representative and such other underwriters being collectively called the “Underwriters” or, individually, an “Underwriter”) as follows:

1. Purchase and Sale of Securities.

(a) Firm Shares and Firm Warrants.

(i) Nature and Purchase of Firm Shares and Firm Warrants.

(A) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the several Underwriters an aggregate of 1,750,000 units (each a “Unit”, and collectively, the “Units”), each comprised on one share (the “Firm Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”) and a warrant to purchase one Common Share at an exercise price of $[___] per share (the “Firm Warrants” and, collectively with the Firm Shares, the “Firm Securities”).

(B) The Underwriters, severally and not jointly, agree to purchase from the Company the number of Units set forth opposite their respective names on Schedule 1 attached hereto and made a part hereof. The combined purchase price for one Unit shall be equal to 93% of the per Unit offering price set forth on the cover page of the Prospectus (as defined in Section 2(a)(i)(B) hereof) (the “Public Offering Price per Unit”). The Firm Shares and the Firm Warrants will be separated immediately upon issuance.

(ii) Firm Securities Payment and Delivery.

(A) Delivery and payment for the Units shall be made at 11:30 a.m., Eastern time, on [_____], 2022, which date shall be the second business day after the trade date of [_____], 2022, or at such earlier time as shall be agreed upon by the Representative and the Company, at the offices of Mitchell Silberberg & Knupp LLP, 437 Madison Avenue, 25th Floor, New York, NY 10022 (“Representative Counsel”), or at such other place (or remotely by facsimile or other electronic transmission) as shall be agreed upon by the Representative and the Company. The hour and date of delivery and payment for the Units is called the “Closing Date.”

(B) Payment for the Units shall be made on the Closing Date by wire transfer in Federal (same day) funds, payable to the order of the Company upon delivery of the certificates (in form and substance satisfactory to the Representative) representing the Firm Shares (or through the facilities of the Depository Trust Company (“DTC”) or via a DWAC transfer), for the account of the Underwriters. The Firm Shares and Firm Warrants underlying the Units shall be registered in such name or names and in such authorized denominations as the Representative may request in writing prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Shares and Firm Warrants underlying the Units except upon tender of payment by the Representative for all of the Units or via delivery versus payment for the Units. The term “Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions are authorized or obligated by law to close in New York, New York.

(b) Over-allotment Option.

(i) Option Securities. For the purposes of covering any over-allotments in connection with the distribution and sale of the Units, the Company hereby grants to the Underwriters an option (the “Over-allotment Option”) to purchase (A) up to an additional 262,500 shares of Common Stock, representing up to fifteen percent (15%) of the Firm Shares sold in the offering (the “Option Shares”, and together with the Firm Shares, the “Shares”), at a purchase price per share of $[____] (93% of the public offering price allocated to each Firm Share), and (B) 262,500 warrants to purchase an aggregate of 262,500 shares of Common Stock, representing up to fifteen percent (15%) of the Firm Warrants sold in the offering (the “Option Warrants” and, together with the Firm Warrants, the “Warrants”), at a purchase price of $0.0093 per warrant (93% of the public offering price allocated to each set of Firm Warrants), for the purpose of covering over-allotments of such securities, if any, which may be purchased in any combination of Option Shares and/or Option Warrants. The Option Shares and the Option Warrants are referred to as the “Option Securities”. The Over-allotment Option is, at the Underwriters’ sole discretion, for Option Shares. The Firm Securities and the Option Securities are collectively referred to as the “Securities.” The Securities shall be issued directly by the Company and shall have the rights and privileges described in the Registration Statement, the Disclosure Package and the Prospectus (as defined below). The offering and sale of the Securities is herein referred to as the “Offering.”

(ii) Exercise of Option. The Over-allotment Option granted pursuant to Section 1(b)(i) hereof may be exercised by the Representative as to all (at any time) or any part (from time to time) for any number of the Option Securities within 30 days after the Closing Date. The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Representative, which must be confirmed in writing by overnight mail or email or facsimile or other electronic transmission setting forth the number of Option Shares and/or Option Warrants to be purchased and the date and time for delivery of and payment for the Option Shares and/or Option Warrants, as the case may be (each, an “Option Closing Date”), which shall not be later than two (2) full Business Days after the date of the notice or such other time as shall be agreed upon by the Company and the Representative, at the offices of the Representative Counsel or at such other place (including remotely by facsimile or other electronic transmission) as shall be agreed upon by the Company and the Representative. If such delivery and payment for the Option Shares and/or Option Warrants does not occur on the Closing Date, each Option Closing Date will be as set forth in the notice. Upon exercise of the Over-allotment Option with respect to all or any portion of the Option Shares and/or Option Warrants subject to the terms and conditions set forth herein, (i) the Company shall become obligated to sell to the Underwriters the number of Option Shares and/or Option Warrants specified in such notice; (ii) each of the Underwriters, acting severally and not jointly, shall purchase that portion of the total number of Option Shares and/or Option Warrants then being purchased as set forth in Schedule 1 opposite the name of such Underwriter, subject to such adjustments as the Representative, in its sole discretion, shall determine.

(iii) Payment and Delivery. Payment for the Option Shares and/or Option Warrants shall be made on an Option Closing Date by wire transfer in Federal (same day) funds, payable to the order of the Company upon delivery to the Underwriters of certificates (in form and substance satisfactory to the Representative) representing the applicable number of Option Shares and/or Option Warrants (or through the facilities of DTC or DWAC transfer) for the account of the Underwriters. The applicable number of Option Shares and/or Option Warrants shall be registered in such name or names and in such authorized denominations as the Representative may request in writing prior to the applicable Option Closing Date. The Company shall not be obligated to sell or deliver Option Shares and/or Option Warrants except upon tender of payment by the Representative for the applicable Option Shares. An Option Closing Date may be simultaneous with, but not earlier than, the Closing Date.

(c) Representative’s Warrants.

(i) Purchase Warrants. The Company hereby agrees to issue to the Representative (and/or its designees) on the Closing Date, or Option Closing Date, as applicable, a warrant (the “Representative’s Warrant”) for the purchase of a number of shares of Common Stock equal to 7% of the number of the Firm Shares and Option Shares, if any, underlying the Units issued in the Offering for an aggregate purchase price of $[____]. The Representative’s Warrant agreement, in the form attached hereto as Exhibit A (the “Representative’s Warrant Agreement”), shall be exercisable, in whole or in part, commencing on a date which is six (6) months after the Closing Date and expiring on the five-year anniversary of the Closing Date at an initial exercise price per share of Common Stock of $[____], which is equal to 100% of the public offering price for one Unit. The Representative’s Warrant

Agreement and the shares of Common Stock issuable upon exercise thereof are sometimes hereinafter referred to together as the “Representative’s Securities.” The Representative understands and agrees that there are significant restrictions pursuant to FINRA Rule 5110 against transferring the Representative’s Warrant and the underlying shares of Common Stock during the one hundred and eighty (180) days after the Closing Date and by its acceptance thereof shall agree that it will not sell, transfer, assign, pledge or hypothecate the Representative’s Warrant Agreement, or any portion thereof, or be the subject of any hedging, short sale, derivative, put or call transaction that would result in the effective economic disposition of such securities for a period of one hundred and eighty (180) days following the Closing Date to anyone other than (i) an Underwriter or a selected dealer in connection with the Offering, or (ii) a bona fide officer or partner of the Representative or of any such Underwriter or selected dealer; and only if any such transferee agrees to the foregoing lock-up restrictions.

(ii) Delivery. Delivery of the Representative’s Warrant shall be made on the Closing Date or Option Closing Date, as applicable, and shall be issued in the name or names and in such authorized denominations as the Representative may request.

2. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as of the Applicable Time (as defined below) and as of the Closing Date and as of each Option Closing Date, if any, as follows (unless otherwise indicated, all references to the Company in this Section 2 shall refer to the Company and its subsidiaries):

(a) Filing of Registration Statement.

(i) Pursuant to the Securities Act.

(A) The Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-265024), including any related prospectus or prospectuses, for the registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), which registration statement was prepared by the Company in all material respects in conformity with the requirements of the Securities Act and the rules and regulations of the Commission under the Securities Act (the “Securities Act Regulations”) and contains and will contain all material statements that are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations. Except as the context may otherwise require, such registration statement on file with the Commission at any given time, including any amendments, exhibits and schedules thereto at such time, documents filed as a part thereof or incorporated pursuant to Item 12 of Form S-1 under the Securities Act at such time and the documents and information otherwise deemed to be a part thereof or included therein pursuant to paragraph (b) of Rule 430A of the Securities Act Regulations (the “Rule 430A Information”) or otherwise pursuant to the Securities Act Regulations at such time, is referred to herein as the “Registration Statement.” If the Company files any registration statement pursuant to Rule 462(b) of the Securities Act Regulations, then after such filing, the term “Registration Statement” shall include such registration statement filed pursuant to Rule 462(b). The Registration Statement was declared effective by the Commission on [_____], 2022.

(B) Each prospectus used prior to the effectiveness of the Registration Statement, and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “Preliminary Prospectus”. The Preliminary Prospectus, subject to completion, dated [_____], 2022, that was included in the Registration Statement immediately prior to the Applicable Time is hereinafter called the “Pricing Prospectus”. The final prospectus in the form first furnished to the Underwriters for use in the Offering is hereinafter called the “Prospectus”. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement.

(C) ”Applicable Time” means 7:30 a.m., Eastern time, on the date of this Agreement.

(D) “Disclosure Package” means any Issuer General Use Free Writing Prospectus issued at or prior to the Applicable Time, the Pricing Prospectus and the information included on Schedule 2-A hereto, all considered together.

(E) “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), including, without limitation, any “free writing prospectus” (as defined in Rule 405 of the Securities Act Regulations) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the Offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

(F) ”Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433 (the “Bona Fide Electronic Road Show”)), as evidenced by its being specified in Schedule 2-B hereto.

(G) ”Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

(ii) Pursuant to the Exchange Act. The Common Stock and Warrants are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock or Warrants under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration.

(b) Stock Exchange Listing. The Common Stock and Warrants are listed on The Nasdaq Stock Market, LLC (the “Exchange”), and the Company has taken no action designed to, or likely to have the effect of, delisting the Common Stock or Warrants from the Exchange, nor has the Company received any notification that the Exchange is contemplating terminating either such listing.

(c) No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus or has instituted or, to the Company’s knowledge, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission for additional information.

(d) Disclosures in Registration Statement.

(i) Compliance with Securities Act and 10b-5 Representation.

(A) Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus and the Prospectus, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each Preliminary Prospectus delivered to the Underwriters for use in connection with this Offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission’s Electronic Data Gathering, Analysis and Retrieval System or any successor system thereto (“EDGAR”), except to the extent permitted by Regulation S-T.

(B) Neither the Registration Statement nor any amendment thereto, at its effective time, as of the Applicable Time, at the Closing Date or at any Option Closing Date (if any), contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made not misleading.

(C) The Disclosure Package, as of the Applicable Time, at the Closing Date or at any Option Closing Date (if any), did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Limited Use Free Writing Prospectus hereto does not conflict with the information contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, and each such Issuer Limited Use Free Writing Prospectus, as supplemented by and taken together with the Preliminary Prospectus as of the Applicable Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by the Representative expressly for use in the Registration Statement, the Disclosure Package or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of any Underwriter consists solely of the following disclosure contained in the “Underwriting” section of the Prospectus: (a) the fifth paragraph, (b) the information set forth under the sub-captions “Stabilization”, “Electronic Distribution”, “Other Relationships”, and “Selling Restrictions”, and (c) the table showing the number of Securities to be purchased by each Underwriter (the “Underwriters’ Information”); and

(D) Neither the Prospectus nor any amendment or supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Date or at any Option Closing Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Underwriters’ Information.

(ii) Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Disclosure Package and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company or any of its direct and indirect subsidiaries, including each entity disclosed or described in the Registration Statement, the Disclosure Package and the Prospectus as being a subsidiary of the Company (each, a “Subsidiary” and, collectively, the “Subsidiaries”) is a party or by which it is or may be bound or affected and (i) that is referred to in the Registration Statement, the Disclosure Package and the Prospectus, or (ii) is material to the business of the Company or any Subsidiary, has been duly authorized and validly executed by the Company or any Subsidiary, is in full force and effect in all material respects and is enforceable against the Company or any Subsidiary, and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (w) for such agreements or instruments for enforceability of which would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change (as defined below), (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company or any Subsidiary, and, except as would not reasonably be expected to result in a Material Adverse Change, neither the Company, any Subsidiary nor, to the Company’s knowledge, any other party is in default thereunder and, to the Company’s knowledge, except as would not reasonably be expected to result in a Material Adverse Change, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder. To the Company’s knowledge, except as would not reasonably be expected to result in a Material Adverse Change, performance by the Company or any Subsidiary of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental or regulatory agency, body or court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or businesses (each, a “Governmental Entity”), including, without limitation, those relating to environmental laws and regulations.

(iii) Prior Securities Transactions. Since the beginning of the last two full fiscal years, no securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by or under common control with the Company, except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus.

(iv) Regulations. The disclosures in the Registration Statement, the Disclosure Package and the Prospectus concerning the effects of federal, state, local and all foreign laws, rules and regulations relating to the respective businesses of the Company and its Subsidiaries as currently conducted or contemplated are correct and complete in all material respects and, to the Company’s knowledge, no other such laws, rules or regulations are required to be disclosed in the Registration Statement, the Disclosure Package and the Prospectus which are not so disclosed.

(e) Changes After Dates in Registration Statement.

(i) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, except as otherwise specifically stated therein: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect (as defined below) and no material adverse change in the financial position or results of operations of the Company, nor to the Company’s knowledge, any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company (a “Material Adverse Change”); (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; and (iii) no officer or director of the Company has resigned from any position with the Company.

“Material Adverse Effect” means (i) a material adverse effect on the legality, validity or enforceability of this Agreement or the Representative’s Warrant, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement or the Representative’s Warrant. “Trading Day” means a day on which the Exchange is open for trading.

(ii) Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company has not: (i) issued any securities, other than securities issued pursuant to the Company’s existing equity incentive or stock option plans or shares of Common Stock issuable upon the exercise or conversion, as the case may be, of then outstanding options, warrants and convertible securities, or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

(f) Independent Accountants. To the knowledge of the Company, Haskell & White LLP (the “Auditor”), whose report is filed with the Commission as part of the Registration Statement, the Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Securities Act Regulations and the Public Company Accounting Oversight Board. Except as may otherwise be disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Auditor has not, during the periods covered by the financial statements included in the Registration Statement, the Disclosure Package and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

(g) Financial Statements, etc. The financial statements, including the notes thereto and supporting schedules included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, fairly present the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by GAAP); and the supporting schedules included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus present fairly the information required to be stated therein. Except as included or incorporated by reference therein, no historical or pro forma financial statements are required to be included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus under the Securities Act or the Securities Act Regulations. The pro forma and pro forma as adjusted financial information and the related notes, if any, included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Securities Act Regulations and present fairly the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. All disclosures contained or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable. Each of the Registration Statement, the Disclosure Package and the Prospectus discloses all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, (a) neither the Company nor any of its Subsidiaries, including each entity disclosed or described in the Registration Statement, the Disclosure Package and the Prospectus as being a Subsidiary of the Company, has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) neither the Company nor any of its Subsidiaries has declared or paid any dividends or made any distribution of any kind with respect to its capital stock, (c) there has not been any change in the capital stock of the Company or any of its Subsidiaries, other than grants under any stock compensation plan or arrangement made in the ordinary course of business and consistent with the Company’s prior policies, and (d) there has not been any Material Adverse Change in the long-term or short-term debt of the Company or any of its Subsidiaries.

(h) Authorized Capital; Options, etc. The Company had, at the date or dates indicated in the Registration Statement, the Disclosure Package and the Prospectus, the duly authorized, issued and outstanding capitalization as set forth therein. Based on the assumptions stated in the Registration Statement, the Disclosure Package and the Prospectus, the Company will have on the Closing Date the adjusted share capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Disclosure Package and the Prospectus, as of the Applicable Time, on the Closing Date and any Option Closing Date, there will be no stock options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued shares of Common Stock or any security convertible or exercisable into shares of Common Stock, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights or convertible securities.

(i) Valid Issuance of Securities, etc.

(i) Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable and have been issued in compliance with all federal and state securities laws; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized number of shares of Common Stock, Company preferred shares and other securities of the Company to be outstanding upon consummation of the offering of the Securities conform in all material respects to all statements relating thereto contained in the Registration Statement, the Disclosure Package and the Prospectus. The offers and sales of the outstanding shares of Common Stock were at all relevant times either registered under the Securities Act and the applicable state securities or “blue sky” laws or, based in part on the representations and warranties of the purchasers of such shares, exempt from such registration requirements. The authorized Common Stock and other outstanding securities conform in all material respects to all statements relating thereto contained in the Registration Statement, the Disclosure Package and the Prospectus.

(ii) Securities Sold Pursuant to this Agreement. The Securities and the Representative’s Securities have been duly authorized for issuance and sale and, when issued and paid for, will be validly issued, fully paid and non-assessable, free and clear of all liens imposed by the Company; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Securities and Representative’s Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Securities and Representative’s Securities has been duly and validly taken; the shares of Common Stock issuable upon exercise of the Warrants and the Representative’s Warrant (the “Underlying Common Stock”) have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company and when paid for and issued in accordance with such Warrants or Representative’s Warrant, or exercised on a cashless basis as set forth in such Warrants or Representative’s Warrant, as the case may be, such Underlying Common Stock will be validly issued, fully paid and non-assessable; and the Securities and Representative’s Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement, the Disclosure Package and the Prospectus.

(j) Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Securities Act or to include any such securities in a registration statement to be filed by the Company (except for any such rights that have been waived).

(k) Validity and Binding Effect of Agreements. This Agreement and the Representative’s Warrant have been duly and validly authorized by the Company, and, when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(l) No Conflicts, etc. The execution, delivery and performance by the Company of this Agreement and the Representative’s Warrant and all ancillary documents, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a breach of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding pursuant to the terms of any agreement or instrument to which the Company is a party; (ii) result in any violation of the provisions of the Company’s certificate of incorporation (as the same may be amended or restated from time to time, the “Charter”) or the by-laws of the Company (as the same may be amended or restated from time to time, the “Bylaws”) or other similar governing document; or (iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Entity as of the date hereof, except in the cases of clauses (i) and (iii) for such breaches, conflicts or violations which would not reasonably be expected to have a Material Adverse Change.

(m) Regulatory. Except as described in the Registration Statement, the Disclosure Package and the Prospectus or as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change: (i) the Company has not received written notice from any Governmental Entity alleging or asserting noncompliance with any Applicable Regulations (as defined in clause (ii) below) or Authorizations (as defined in clause (iii) below); (ii) the Company is and has been in material compliance with federal, state or foreign statutes, laws, ordinances, rules and regulations applicable to the Company (collectively, “Applicable Regulations”); (iii) the Company possesses all licenses, certificates, approvals, clearances, consents, authorizations, qualifications, registrations, permits, and supplements or amendments thereto required by any such Applicable Regulations and/or to carry on its businesses as now conducted (“Authorizations”) and such Authorizations are valid and in full force and effect and the Company is not in violation of any term of any such Authorizations; (iv) the Company has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Governmental Entity or third party alleging that any product, operation or activity is in violation of any Applicable Regulations or Authorizations or has any knowledge that any such Governmental Entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding, nor, to the Company’s knowledge, has there been any material noncompliance with or violation of any Applicable Regulations by the Company that could reasonably be expected to require the issuance of any such communication or result in an investigation, corrective action, or enforcement action by any Governmental Entity; and (v) the Company has not received written notice that any Governmental Entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations or has any knowledge that any such Governmental Entity has threatened or is considering such action. Neither the Company nor, to the Company’s knowledge, any of its directors, officers, employees or agents has been convicted of any crime under any Applicable Regulations.

(n) No Defaults; Violations. No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not (i) in violation of any term or provision of its Charter or Bylaws, or (ii) in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any Governmental Entity applicable to the Company, except in the cases of clause (ii) for such violations which would not reasonably be expected to cause a Material Adverse Change.

(o) Corporate Power; Licenses; Consents.

(i) Conduct of Business. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, the Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the Registration Statement, the Disclosure Package and the Prospectus, except for the absence of which would not reasonably be expected to have a Material Adverse Change.

(ii) Transactions Contemplated Herein. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained and no further action is required by the Company, the Company’s Board of Directors (the “Board”) or its shareholders in connection herewith or therewith. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Securities and the consummation of the transactions and agreements contemplated by this Agreement and the Representative’s Warrant and as contemplated by the Registration Statement, the Disclosure Package and the Prospectus, except with respect to applicable securities laws and the rules and regulations of FINRA, and except with respect to such consent, authorization, order or filing that would not reasonably be expected to have a Material Adverse Change.

(p) D&O Questionnaires. To the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors and officers immediately prior to the Offering (the “Insiders”) as supplemented by all information concerning the Company’s directors and officers as described in the Registration Statement, the Disclosure Package and the Prospectus, provided to the Underwriters, is true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires to become materially inaccurate and incorrect.

(q) Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the Company’s knowledge, threatened against, or involving the Company or, to the Company’s knowledge, any executive officer or director which has not been disclosed in the Registration Statement, the Disclosure Package and the Prospectus which is required to be disclosed, in each case which individually or in the aggregate, is reasonably expected to result in a Material Adverse Change, or which adversely affects or challenges the legality, validity or enforceability of this Agreement or the Representative’s Warrant or the Securities.

(r) Good Standing. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of Texas as of the date hereof, and is duly qualified to do business and is in good standing in each other jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify, singularly or in the aggregate, would not have or reasonably be expected to result in a Material Adverse Change.

(s) Insurance. The Company carries or is entitled to the benefits of insurance, with reputable insurers, and in such amounts and covering such risks which the Company believes are reasonably adequate, and all such insurance is in full force and effect. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable or new coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Change.

(t) Transactions Affecting Disclosure to FINRA.

(i) Finder’s Fees. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee or commission by the Company or any Insider with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its shareholders that may affect the Underwriters’ compensation, as determined by FINRA.

(ii) Payments Within 180 Days. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (A) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (B) any FINRA member; or (C) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the 180-day period immediately preceding the original filing of the Registration Statement, other than the payment to the Underwriters as provided hereunder in connection with the Offering.

(iii) Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

(iv) FINRA Affiliation. There is no (A) officer or director of the Company, (B) beneficial owner of 5% or more of any class of the Company’s securities or (C) beneficial owner of the Company’s unregistered equity securities which were acquired during the 180-day period immediately preceding the filing of the Registration Statement that, in each case and to the Company’s knowledge, is an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

(v) Information. To the Company’s knowledge, all information provided by the Company in its FINRA Questionnaire to Representative Counsel specifically for use by Representative Counsel in connection with its Public Offering System filings (and related disclosure) with FINRA is true, correct and complete in all material respects.

(u) Foreign Corrupt Practices Act. None of the Company and its subsidiaries or, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company and its subsidiaries or any other person acting on behalf of the Company and its subsidiaries, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Change or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

(v) Compliance with OFAC. None of the Company and its subsidiaries or, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company and its subsidiaries or any other person acting on behalf of the Company and its subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), and the Company will not, directly or indirectly, use the proceeds of the Offering hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(w) Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(x) Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company and delivered to the Representative or to Representative Counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

(y) Lock-Up Agreements. Schedule 3 hereto contains a complete and accurate list of the Company’s officers and directors and each holder of the Company’s securities that will execute a Lock-Up Agreement (as defined below) (collectively, the “Lock-Up Parties”). The Company has caused its officers and directors deliver to the Representative an executed Lock-Up Agreement in the form attached hereto as Exhibit B and each of the other Lock-Up Parties an executed Lock-Up Agreement in the form attached hereto as Exhibit C (collectively, the “Lock-Up Agreements”), prior to the execution of this Agreement.

(z) Subsidiaries. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, the Company has no direct or indirect subsidiaries or variable interest entities and does not hold any equity interests in any other entity. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each subsidiary free and clear of any lien, and all of the issued and outstanding shares of capital stock of each subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. All direct and indirect subsidiaries of the Company are duly organized and in good standing under the laws of the place of organization or incorporation, and each subsidiary is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a Material Adverse Effect and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(aa) Related Party Transactions. There are no business relationships or related party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Registration Statement, the Disclosure Package and the Prospectus that have not been described as required.

(bb) Board of Directors. The qualifications of the persons serving as members of the Board and the overall composition of the Board comply with the Exchange Act, the Exchange Act Regulations, the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder (the “Sarbanes-Oxley Act”) applicable to the Company and the listing rules of the Exchange. At least one member of the Audit Committee of the Board of Directors of the Company qualifies as an “audit committee financial expert,” as such term is defined under Regulation S-K and the listing rules of the Exchange. In addition, at least a majority of the persons serving on the Board of Directors qualify as “independent,” as defined under the listing rules of the Exchange.

(cc) Sarbanes-Oxley Compliance.

(i) Disclosure Controls. The Company has developed and currently maintains disclosure controls and procedures that will comply with Rule 13a-15 or 15d-15 under the Exchange Act Regulations applicable to it, and, except as described in the Registration Statement, the Disclosure Package and the Prospectus, such controls and procedures are effective to ensure that all material information concerning the Company will be made known on a timely basis to the individuals responsible for the preparation of the Company’s Exchange Act filings and other public disclosure documents.

(ii) Compliance. The Company is, or at the Applicable Time and on the Closing Date will be, in material compliance with the provisions of the Sarbanes-Oxley Act applicable to it, and has implemented or will implement such programs and taken reasonable steps to ensure the Company’s future compliance (not later than the relevant statutory and regulatory deadlines therefor) with all of the material provisions of the Sarbanes-Oxley Act, except where the failure to be in compliance would not have or reasonably be expected to result in a Material Adverse Change.

(dd) Accounting Controls. The Company and its subsidiaries maintain a system of internal accounting controls designed to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, the Company and its subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the subsidiaries designed to record, process, summarize and report the information that required to be disclosed by the Company in the reports it files or submits under the Exchange Act within the time periods specified in the Commission’s rules and forms.

(ee) No Investment Company Status. The Company is not and, after giving effect to the Offering and the application of the proceeds thereof as described in the Registration Statement, the Disclosure Package and the Prospectus, will not be, required to register as an “investment company,” as defined in the Investment Company Act of 1940, as amended.

(ff) No Labor Disputes. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent. To the knowledge of the Company, no executive officer of the Company is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(gg) Intellectual Property Rights. To the Company’s knowledge, the Company and its subsidiaries have, or can acquire on reasonable terms, ownership of and/or license to, or otherwise have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the Registration Statement (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any subsidiary has received, since the date of the latest audited financial statements included within the Registration Statement, a written notice of a claim or otherwise has any actual knowledge that the Company’s business or planned business as described in the Registration Statement violate or infringe upon the rights of any person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another person of any of the Intellectual Property Rights. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(hh) Taxes. Each of the Company and its subsidiaries has filed all returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, each of the Company and its subsidiaries has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company or such subsidiary, except (i) such taxes the Company is challenging in good faith and (ii) for such exceptions as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Change. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Underwriters or as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Change, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its subsidiaries, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its subsidiaries. The term “taxes” mean all federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements and other documents required to be filed in respect to taxes.

(ii) ERISA Compliance. Each “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) sponsored by the Company or an ERISA Affiliate has been established, administered and maintained in all material respects in accordance with its terms and in compliance with all applicable laws (including ERISA, the Code and any applicable federal and state laws). For these purposes, “ERISA Affiliate” means, with respect to the Company, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company is a member.

(jj) Compliance with Laws. Except as otherwise described in the Registration Statement, the Disclosure Package and the Prospectus or except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, to the Company’s knowledge, the Company’s operations are in compliance with all statutes, rules, or regulations applicable to the Company in all material respects. The disclosures in the Registration Statement, the Disclosure Package and the Prospectus concerning the effects of Federal, State, local and all foreign regulation on the Company’s business as currently contemplated are correct in all material respects.

(kk) [Intentionally Omitted]

(ll) [Intentionally Omitted]

(mm) Contracts Affecting Capital. There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act Regulations) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s or any of its subsidiaries’ liquidity or the availability of or requirements for their capital resources required to be described or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus which have not been described or incorporated by reference as required.

(nn) Loans to Directors or Officers. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company or any of its subsidiaries to or for the benefit of any of the officers or directors of the Company, any of its subsidiaries or any of their respective family members.

(oo) Smaller Reporting Company. As of the effective date, or deemed effective date, of the Registration Statement, the Company was a “smaller reporting company,” as defined in Rule 12b-2 of the Exchange Act Regulations.

(pp) Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, at the time of effectiveness of the Registration Statement and any amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(qq) Industry Data. The statistical and market-related data included in each of the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

(rr) Electronic Road Show. The Company has filed a “road show” (as defined in Rule 433(h) of the Securities Act Regulations) with the Commission as an Issuer Free Writing Prospectus in connection with the Offering, which complies with Rule 433 of the Securities Act Regulations.

(ss) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(tt) Title. Except as described in the Registration Statement, the Disclosure Package and the Prospectus or except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, the Company and each of its Subsidiaries has good and marketable title in fee simple to, or has valid rights to lease or otherwise use, all items of real or personal property that are material to its respective business, free and clear of all liens, encumbrances, security interests, claims and defects that do not, singularly or in the aggregate, materially affect the business of the Company or its Subsidiaries and do not interfere with the use made of such property by the Company or its Subsidiaries; and all of the leases and subleases material to the business of the Company and each of its Subsidiaries, and under which the Company or any of its Subsidiaries holds properties described in the Registration Statement, the Disclosure Package and the Prospectus, are, to the Company’s knowledge, in full force and effect, and neither the Company nor any of its Subsidiaries has received any notice of any material claim of any sort that have been asserted by anyone adverse to the rights of the Company or such Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease, which would result in a Material Adverse Change.

(uu) Integration. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act that would require the registration of any such securities under the Securities Act.

(vv) Confidentiality and Non-Competition. To the Company’s knowledge, no director, officer, key employee or consultant of the Company is subject to any confidentiality, non-disclosure, non-competition agreement or non-solicitation agreement with any employer or prior employer that could reasonably be expected to materially affect his ability to be and act in his respective capacity of the Company or be expected to result in a Material Adverse Change.

(ww) Stabilization. Neither the Company nor, to its knowledge, any of its employees, directors or shareholders (without the consent of the Representative) has taken, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

3. Covenants of the Company. The Company covenants and agrees as follows:

(a) Amendments to Registration Statement. The Company shall deliver to the Representative, prior to filing, any amendment or supplement to the Registration Statement, any Preliminary Prospectus, Disclosure Package or Prospectus proposed to be filed and shall not file any such document to which the Representative shall reasonably object in writing; provided however, that this Section 3(a) shall not be applicable with respect to any supplements to the Registration Statement filed solely for the purpose of supplementing the Registration Statement or Prospectus with a report filed with the Commission by the Company pursuant to the Exchange Act.

(b) Federal Securities Laws.

(i) Compliance. The Company, subject to Section 3(b)(ii), shall comply with the requirements of Rule 424(b) and Rule 430A of the Securities Act Regulations, and will notify the Representative promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement or any amendment or supplement to any Preliminary Prospectus, the Disclosure Package or the Prospectus shall have been filed and when any post-effective amendment to the Registration Statement shall become effective; (ii) of the receipt of any comments from the Commission; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to any Preliminary Prospectus, the Disclosure Package or the Prospectus or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration

Statement or any post-effective amendment or of any order preventing or suspending the use of any Preliminary Prospectus, the Disclosure Package or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or, to the Company’s knowledge, threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the Securities Act concerning the Registration Statement; and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the Offering of the Securities. The Company shall effect all filings required under Rule 424(b) of the Securities Act Regulations, in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and shall take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company shall use its best efforts to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

(ii) Continued Compliance. The Company shall comply with the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations (“Rule 172”), would be) required by the Securities Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) amend or supplement the Disclosure Package or the Prospectus in order that the Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Company will promptly (A) give the Representative notice of such event; (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representative with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Representative or Representative Counsel shall reasonably object. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company has given the Representative notice of any filings made pursuant to the Exchange Act or the Exchange Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Representative notice of its intention to make any such filing from the Applicable Time until the later of the Closing Date and the exercise in full or expiration of the Over-allotment Option specific in Section 1.1(a)(iii) hereof and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or Representative Counsel shall reasonably object.

(iii) Exchange Act Registration. For a period of three (3) years after the date of this Agreement, the Company shall use its commercially reasonable efforts to maintain the registration of the Common Stock and Warrants under the Exchange Act.

(iv) Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representative, it shall not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Representative shall be deemed to have consented to each Issuer General Use Free Writing Prospectus hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed and approved in writing by the Representative. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Underwriters as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Underwriters and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(c) Delivery to the Underwriters of Registration Statements. Upon written request of the Representative, the Company shall deliver or make available to the Representative and Representative Counsel without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith) and signed copies of all consents and certificates of experts, and will also deliver to the Underwriters, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters; provided, however, that the availability of the foregoing on the Commission’s EDGAR system shall be deemed to have been delivered to the Representative, the Representative Counsel and the Underwriters at the same time furnished or filed with the Commission.

(d) Delivery to the Underwriters of Prospectuses. The Company has delivered or made available or will deliver or make available to each Underwriter, without charge, as many copies of each Preliminary Prospectus, as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 of the Securities Act Regulations, would be) required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) [Intentionally Omitted].

(f) Listing. The Company shall use its commercially reasonable efforts to maintain the listing of the Common Stock and Warrants on the Exchange for three (3) years after the date of this Agreement.

(g) [Intentionally Omitted].

(h) [Intentionally Omitted].

(i) Transfer Agent; Warrant Agent. For a period of three (3) years after the date of this Agreement, or such shorter period of time that the Common Stock and Warrants are listed on a national exchange, the Company shall maintain a transfer agent and registrar for the Common Stock and a warrant agent for the Warrants.

(j) Payment of Expenses.

(i) General Expenses Related to the Offering. The Company hereby agrees to pay on each of the Closing Date and each Option Closing Date, if any, to the extent not previously paid, all expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (a) all filing fees and communication expenses relating to the registration of the Securities to be sold in the Offering with the Commission; (b) all Public Offering Filing System filing fees associated with the review of the Offering by FINRA; (c) all fees and expenses relating to the listing of the shares of Common Stock on the Exchange; (d) all fees, expenses and disbursements, if any, relating to the registration or qualification of the Securities under the “blue sky” securities laws of such states and other jurisdictions as the Representative may reasonably designate (including, without limitation, all filing and registration fees, and the reasonable fees and disbursements of “blue sky” counsel); (e) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Securities under the securities laws of such foreign jurisdictions as the Representative may reasonably designate; (f) the costs of all mailing and printing of the Registration Statements, Prospectuses and all amendments, supplements and exhibits thereto and as many preliminary and final Prospectuses as the Representative may reasonably deem necessary; (g) the costs of preparing, printing and delivering certificates representing the Securities; (h) fees and expenses of the transfer agent for the Common Stock; (i) share transfer and/or stamp taxes, if any, payable upon the transfer of securities from the Company to the Underwriters; (j) the fees and expenses of the Company’s accountants; (k) the fees and expenses of the Representative’s legal counsel (the “Representative Legal Expenses”) up to a maximum of $100,000; (l) the due diligence fees and expenses of the Underwriter (including, without limitation, domestic and foreign legal counsel, background checks, travel expenses and other diligence expenses); (m) the Underwriters’ use of Ipreo’s book-building, prospectus tracking and compliance software for the Offering; (n) “road show” expenses for the offering; and (o) the costs associated with receiving commemorative mementos and lucite tombstones. The Representative’s maximum aggregate expense reimbursement allowance for such expenses will be $125,000. In addition to the forgoing, the Company shall be responsible for the costs of background checks on its senior management in an amount not to exceed $7,500. The Representative, with the prior approval of the Company, may deduct from the net proceeds of the Offering payable to the Company on the Closing Date, or an Option Closing Date, if any, the expenses set forth herein (as limited by this Section 3(j)(i)) to be paid by the Company to the Underwriters, provided, however, that in the event that the Offering is terminated, the Company agrees to reimburse the Underwriters pursuant to Section 8(c) hereof.

(ii) Non-accountable Expenses. The Company further agrees that, in addition to the expenses payable pursuant to Section 3(j)(i), on the Closing Date it shall pay to the Representative, by deduction from the net proceeds of the Offering contemplated herein, a non-accountable expense allowance equal to one percent (1.00%) of the gross proceeds received by the Company from the sale of the Securities.

(k) Application of Net Proceeds. The Company shall apply the net proceeds from the Offering received by it in a manner consistent with the application thereof described under the caption “Use of Proceeds” in the Registration Statement, the Disclosure Package and the Prospectus.

(l) Rule 158. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, Rule 158(a) under Section 11(a) of the Securities Act.

(m) Stabilization. Neither the Company nor, to its knowledge, any of its employees, directors or shareholders (without the consent of the Representative) has taken or shall take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under Regulation M of the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(n) Internal Controls. Except to the extent disclosed in the Registration Statement, Disclosure Package and Prospectus, for a period of thee (3) years after the date of this Agreement, the Company shall maintain a system of internal accounting controls designed to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(o) Accountants. The Company shall retain an independent registered public accounting firm reasonably acceptable to the Representative (it being understood that the Auditor is an independent registered public accounting firm that is reasonably acceptable to the Representative), and the Company shall continue to retain a nationally recognized independent registered public accounting firm for a period of at least three (3) years after the date of this Agreement.

(p) FINRA. For a period of 90 days from the later of the Closing Date or the Option Closing Date (if any), the Company shall advise the Representative (who shall make an appropriate filing with FINRA) if it is or becomes aware that (i) any officer or director of the Company, (ii) any beneficial owner of 5% or more of any class of the Company’s securities or (iii) any beneficial owner of the Company’s unregistered equity securities which were acquired during the 180 days immediately preceding the filing of the Registration Statement is or becomes an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

(q) Board Composition and Board Designations. For a period of three (3) years after the date of this Agreement, the Company shall ensure that: (i) the qualifications of the persons serving as Board members and the overall composition of the Board comply with the Sarbanes-Oxley Act and the rules promulgated thereunder and with the listing requirements of the Exchange and (ii) if applicable, at least one member of the Board qualifies as a “financial expert” as such term is defined under the Sarbanes-Oxley Act and the rules promulgated thereunder.

(r) Securities Laws Disclosure; Pre-Closing Publicity. Prior to the Closing Date and any Option Closing Date, the Company shall not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representative is notified), without the prior written consent of the Representative, which consent shall not be unreasonably withheld, unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

(s) No Fiduciary Duties. The Company acknowledges and agrees that the Underwriters’ responsibility to the Company is solely contractual and commercial in nature, based on arms-length negotiations and that neither the Underwriters nor their affiliates or any selected dealer shall be deemed to be acting in a fiduciary capacity, or otherwise owes any fiduciary duty to the Company or any of its affiliates in connection with the Offering and the other transactions contemplated by this Agreement.

(t) Company Lock-Up Agreements. The Company, on behalf of itself and any successor entity, agrees that, without the prior written consent of the Representative, it will not, for a period of six (6) months after the date of this Agreement (the “Lock-Up Period”), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (ii) file or cause to be filed any registration statement with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company (other than pursuant to a registration statement on Form S-8 for employee benefit plans or pursuant to registration rights disclosed or described in the Registration Statement, the Disclosure Package and the Prospectus); or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital stock of the Company, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of shares of capital stock of the Company or such other securities, in cash or otherwise. The restrictions contained in this section shall not apply to (i) the Securities and the Representative’s Warrant to be sold hereunder; (ii) the issuance by the Company of shares of Common Stock upon the exercise or vesting of an outstanding equity award, stock option or warrant or the conversion of a security outstanding on the date hereof and disclosed in the Registration Statement, the Disclosure Package or the Prospectus, (iii) the grant by the Company of stock options or other stock-based awards, or the issuance of shares of capital stock of the Company under any equity compensation plan or arrangement of the Company disclosed in the Registration Statement, the Disclosure Package or the Prospectus, or (iv) the issuance of securities in connection with mergers, acquisitions, joint ventures, licensing arrangements or any other similar non-capital raising transactions, which securities are “restricted securities” under the Securities Act and are not covered by any registration rights. Notwithstanding anything contained herein to the contrary, the Company shall be permitted to file any registration statement, supplement or amendment which is necessary or advisable in connection with the Company’s listing of Common Stock and/or Warrants on the Exchange without any lock-up, penalty, payment or other restriction or consequence set forth in this section.

(u) Blue Sky Qualifications. The Company shall use its commercially reasonable efforts, in cooperation with the Underwriters, if necessary, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(v) Reporting Requirements. The Company, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the Securities Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and Exchange Act Regulations.

(w) Sarbanes-Oxley. The Company shall at all times comply with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time.

4. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Securities, as provided herein, shall be subject to (i) the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and each Option Closing Date, if any; (ii) the accuracy of the statements of officers of the Company made pursuant to the provisions hereof; (iii) the performance by the Company of its obligations hereunder; and (iv) the following conditions:

(a) Regulatory Matters.

(i) Absence of Certain Commission Actions; Required Filings. At each of the Closing Date and any Option Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto shall have been issued under the Securities Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus shall have been issued and no proceedings for any of those purposes shall have been instituted or are pending or, to the Company’s knowledge, contemplated by the Commission. The Company has complied with each request (if any) from the Commission for additional information. A prospectus containing the Rule 430A Information shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) under the Securities Act Regulations (without reliance on Rule 424(b)(8)) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430A under the Securities Act Regulations..

(ii) FINRA Clearance. On or before the date of this Agreement, the Representative shall have received correspondence from FINRA that it will raise no objection as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

(iii) Stock Market Clearance. On or before the Closing Date, the Firm Shares and Firm Warrants, and on or before the Option Closing Date, the Option Securities, shall have been approved for listing on the Exchange.

(b) Company Counsel Matters. On the Closing Date and on each Option Closing Date (if any), the Representative shall have received the favorable opinion of Jackson Walker LLP, counsel to the Company, and a written statement providing certain “10b-5” negative assurances, dated the Closing Date and addressed to the Representative dated the Closing Date or Option Closing Date, as applicable, and addressed to the Representative, substantially in form and substance reasonably satisfactory to the Representative and Representative Counsel. In rendering such opinions, such counsel may rely, as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company.

(c) Comfort Letters.

(i) Comfort Letter. Within 12 hours after the time this Agreement is executed the Representative shall have received a cold comfort letter containing statements and information of the type customarily included in accountants’ comfort letters with respect to the financial statements and certain financial information contained in the Registration Statement, the Disclosure Package and the Prospectus, addressed to the Representative and in form and substance satisfactory in all respects to you and to Representative Counsel from the Auditor, dated such date.

(ii) Bring-down Comfort Letter. At the Closing Date and on each Option Closing Date (if any), the Representative shall have received from the Auditor a letter, dated as of the Closing Date or Option Closing Date, as applicable, to the effect that such Auditor reaffirms the statements made in the letter furnished pursuant to Section 4(c)(i), except that with respect to the initial comfort letter the specified date referred to shall be a date not more than three (3) Business Days prior to the Closing Date.

(d) Officers’ Certificates.

(i) Officers’ Certificate. The Company shall have furnished to the Representative a certificate, dated the Closing Date or Option Closing Date, as applicable, of its Chairman and Chief Executive Officer, and its Chief Financial Officer stating that (A) such officers have carefully examined the Registration Statement, the Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, as of the Applicable Time and as of the Closing Date or Option Closing Date, as applicable, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Disclosure Package, as of the Applicable Time and as of the Closing Date, any Issuer Free Writing Prospectus as of its date and as of the Closing Date or Option Closing Date, as applicable, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date or Option Closing Date, as applicable, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (B) since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Disclosure Package or the Prospectus, (C) to their knowledge after reasonable investigation, as of the Closing Date or Option Closing Date, as applicable, the representations and warranties of the Company in this Agreement are true and correct in all material respects (except for those representations and warranties qualified as to materiality, which shall be true and correct in all respects and except for those representations and warranties which refer to facts existing at a specific date, which shall be true and correct as of such date) and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and any Option Closing Date (if such date is other than the Closing Date), and (D) there has not been, subsequent to the date of the most recent audited financial statements included in the Disclosure Package, any Material Adverse Change in the financial position or results of operations of the Company, or any change or development that, singularly or in the aggregate, would involve a Material Adverse Change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company, except as set forth in the Prospectus.

(ii) Secretary’s Certificate. At each of the Closing Date and any Option Closing Date, the Representative shall have received a certificate of the Company signed by the Secretary of the Company, dated the Closing Date and Option Closing Date (if such date is other than the Closing Date), certifying: (A) that each of the Charter, Bylaws and similar governing documents is true and complete, has not been modified and is in full force and effect; (B) that the resolutions of the Board relating to the Offering are in full force and effect and have not been modified; (C) the good standing and foreign qualification of the Company; and (D) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

(e) No Material Changes. Prior to and on each of the Closing Date and each Option Closing Date: (i) there shall have been no Material Adverse Change or development involving a prospective Material Adverse Change in the condition or the business activities, financial or otherwise, of the Company or any subsidiary of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Disclosure Package and the Prospectus; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Insider before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding would reasonably be expected to result in a Material Adverse Change, except as set forth in the Registration Statement, the Disclosure Package and the Prospectus; (iii) no stop order shall have been issued under the Securities Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Disclosure Package and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations and shall conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and neither the Registration Statement, the Disclosure Package nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) No Material Misstatement or Omission. The Underwriters shall not have discovered and disclosed to the Company on or prior to the Closing Date and any Option Closing Date that the Registration Statement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Representative Counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Registration Statement, the Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

(g) [Intentionally Omitted]

(h) Delivery of Agreements.

(i) Lock-Up Agreements. On or before the date of this Agreement, the Company shall have delivered to the Representative executed copies of the Lock-Up Agreements from each of the persons listed in Schedule 3 hereto.

(ii) Representative’s Warrant. On the Closing Date, the Company shall have delivered to the Representative an executed copy of the Representative’s Warrant.

(i) Additional Documents. At the Closing Date and on each Option Closing Date (if any), Representative Counsel shall have been furnished with such documents and opinions as they may require for the purpose of enabling Representative Counsel to deliver an opinion to the Underwriters, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities (as applicable) and the Representative’s Securities as herein contemplated shall be satisfactory in form and substance to the Representative and Representative Counsel.

5. Indemnification.

(a)	Indemnification of the Underwriters.

(i) General. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Underwriter, its affiliates and each of its and their respective directors, officers, agents employees, affiliates, agents and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Underwriter Indemnified Parties,” and each an “Underwriter Indemnified Party”), against any loss (excluding loss of profits), liability, claim, damage and expense (including the reasonable, documented out of pocket fees and expenses of counsel for the Underwriter Indemnified Parties incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim, whether arising out of any action between any of the Underwriter Indemnified Parties and the Company or between any of the Underwriter Indemnified Parties and any third party, or otherwise) to which they or any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries (a “Claim”), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in (A) the Registration Statement, the Disclosure Package, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus (as from time to time each may be amended and supplemented); (B) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (C) any application or other document or written communication (in this Section 5, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities and Representative’s Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, the Exchange or any other national securities exchange; unless such statement or omission was made in reliance upon, and in conformity with, the Underwriters’ Information. With respect to any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement, Disclosure Package or Prospectus, the indemnity agreement contained in this Section 5(a)(i) shall not inure to the benefit of any Underwriter Indemnified Party to the extent that any loss, liability, claim, damage or expense of such Underwriter Indemnified Party results from the fact that a copy of the Prospectus was not given or sent to the person asserting any such loss, liability, claim or damage at or prior to the written confirmation of sale of the Shares to such person as required by the Securities Act and the Securities Act Regulations, and if the untrue statement or omission has been corrected in the Prospectus, unless such failure to deliver the Prospectus was a result of non-compliance by the Company with its obligations under Section 3.3 hereof. The

Company also agrees that it will reimburse each Underwriter Indemnified Party for all reasonable, documented out-of-pocket fees and expenses (including the reasonable, documented out of pocket fees and expenses of counsel for the Underwriter Indemnified Parties) (collectively, the “Expenses”), and further agrees to advance payment of Expenses as they are incurred by an Underwriter Indemnified Party in investigating, preparing, pursuing or defending any Claim in which it is determined that the Underwriter Indemnified Party is entitled to indemnification hereunder, provided, further, that the Underwriter Indemnified Party shall repay any advanced Expenses to the extent it ultimately is determined that such persons are not entitled to indemnification hereunder.

(ii) Procedure. If any action is brought against an Underwriter Indemnified Party in respect of which indemnity may reasonably be sought against the Company pursuant to Section 5(a)(i), such Underwriter Indemnified Party shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and fees of counsel reasonably satisfactory to such Underwriter Indemnified Party. Such Underwriter Indemnified Party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter Indemnified Party unless the Company has failed promptly to assume the defense and employ counsel for the benefit of the Underwriter Indemnified Persons or such Underwriter Indemnified Person shall have been advised that in the opinion of counsel that there is an actual conflict of interest that prevents the counsel designated by the Company and approved by the Underwriters and engaged by the Company for the purpose of representing the Underwriter Indemnified Party, to represent both such Underwriter Indemnified Party and any other person requested or proposed to requested by such counsel. The Company shall not be liable for the fees and expenses of more than one separate counsel, representing all Underwriter Indemnified Parties who are parties to such action, which counsel for the Underwriter Indemnified Parties shall be selected by the Representative, subject to the Company’s approval (which shall not be unreasonably withheld). The Company shall not be liable for any settlement of any action effected without its prior written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Underwriters (which consent shall not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which advancement, reimbursement, indemnification or contribution may be sought hereunder (whether or not such Underwriter Indemnified Party is a party thereto) unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Underwriter Indemnified Party, acceptable to such Underwriter Indemnified Party, from all liabilities, expenses and claims arising out of such action for which indemnification or contribution may be sought and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Underwriter Indemnified Party.

(b) Indemnification of the Company. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the several Underwriters, as incurred, but only with respect to such losses, liabilities, claims, damages and expenses (or actions in respect thereof) which arise out of or are based upon untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement, any Preliminary Prospectus Supplement, the Disclosure Package or Prospectus or any amendment or supplement thereto or in any application, in reliance upon, and in conformity with, the Underwriters’ Information. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus Supplement, the Registration Statement, the Disclosure Package or Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the several Underwriters by the provisions of Section 5(a)(ii). The Company agrees promptly to notify the Representative of the commencement of any litigation or proceedings against the Company or any of its officers, directors or any person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in connection with the issuance and sale of the Securities or in connection with the Registration Statement, the Disclosure Package or the Prospectus.

(c) Contribution.

(i) Contribution Rights. If the indemnification provided for in this Section 5 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 5(a) or 5(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other, from the Offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, with respect to such Offering shall be deemed to be in the same proportion as the total net proceeds from the Offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 5(c)(i) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 5 shall be deemed to include, for purposes of this Section 5(c)(i), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5(c)(i) in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the Offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(ii) Contribution Procedure. Within fifteen (15) days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“contributing party”), notify the contributing party of the commencement thereof, but the failure to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder, except to the extent the contributing party is materially prejudiced as a result of such failure. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid 15 days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this Section 5(c) are intended to supersede, to the extent permitted by law, any right to contribution under the Securities Act, the Exchange Act or otherwise available. Each Underwriter’s obligations to contribute pursuant to this Section 5(c) are several and not joint.

6. Default by an Underwriter.

(a) Default Not Exceeding 10% of Firm Securities. If any Underwriter or Underwriters shall default in its or their obligations to purchase the Firm Securities, and if the number of the Firm Securities with respect to which such default relates does not exceed in the aggregate 10% of the number of Firm Securities that all Underwriters have agreed to purchase hereunder, then such Firm Securities to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

(b) Default Exceeding 10% of Firm Securities. In the event that the default addressed in Section 6(a) relates to more than 10% of the Firm Securities, the Representative may in its discretion arrange for themselves or for another party or parties to purchase such Firm Securities to which such default relates on the terms contained herein.

If, within one (1) Business Day after such default relating to more than 10% of the Firm Securities, the Representative does not arrange for the purchase of such Firm Securities, then the Company shall be entitled to a further period of one (1) Business Day within which to procure another party or parties satisfactory to the Representative to purchase said Firm Securities on such terms. In the event that neither the Representative nor the Company arrange for the purchase of the Firm Securities to which a default relates as provided in this Section 6, this Agreement will automatically be terminated by the Representative or the Company without liability on the part of the Company (except as provided in Sections 3(k) and 5 hereof) or the several Underwriters (except as provided in Section 5 hereof); provided that if any such default occurs with respect to any Option Securities, this Agreement will not terminate in respect of the Firm Securities; and provided, further, that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other Underwriters and to the Company for damages occasioned by its default hereunder.

(c) Postponement of Closing Date. In the event that the Firm Securities to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date for a reasonable period, but not in any event exceeding five (5) Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement, the Disclosure Package or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement, the Disclosure Package or the Prospectus that in the opinion of Representative Counsel may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 6 with like effect as if it had originally been a party to this Agreement with respect to such Securities.

7. Additional Covenants.

(a) [Intentionally Omitted].

(b) [Intentionally Omitted].

(c) [Intentionally Omitted].

(d) [Intentionally Omitted].

8. Effective Date of this Agreement and Termination Thereof.

(a) Effective Date. This Agreement shall become effective when both the Company and the Representative have executed the same and delivered counterparts of such signatures to the other party.

(b) Termination. The Representative shall have the right to terminate this Agreement at any time prior to any Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in Representative’s reasonable opinion will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange or The Nasdaq Stock Market LLC shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required by FINRA or by order of the Commission or any other government authority having jurisdiction; or (iii) if the United States shall have become involved in a new war or an increase in major hostilities; or (iv) if a banking moratorium has been declared by a New York State or federal authority; or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities markets; or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in Representative’s reasonable opinion, make it inadvisable to proceed with the delivery of the Firm Securities; or (vii) if the Company is in material breach of any of its representations, warranties or covenants hereunder; or (viii) if the Representative shall have become aware after the date hereof of such a Material Adverse Change in the conditions of the Company, or such adverse material change in general market conditions as in the Representative’s reasonable judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Securities or to enforce contracts made by the Underwriters for the sale of the Securities. Either party shall have the right to terminate this Agreement if the Closing Date does not occur within twenty (20) Business Days of the date of this Agreement. Section 5 of this Agreement shall survive any termination of this Agreement.

(c) Expenses. Except in the case of a default by the Underwriters pursuant to Section 6(b) above, and subject to the limitations set forth in Section 3(j)(i), in the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the Company shall be obligated to pay to the Underwriters their actual and accountable out-of-pocket expenses related to the transactions contemplated herein then due and payable (including the Representative Legal Expenses) and upon demand the Company shall pay the full amount thereof to the Representative on behalf of the Underwriters (less any amounts previously advanced to the Representative) up to $125,000; provided, however, that this in no way limits or impairs the indemnification and contribution provisions of this Agreement. Notwithstanding the foregoing, any advance received by the Representative will be reimbursed to the Company to the extent not actually incurred in compliance with FINRA Rule 5110(f)(2)(C).

(d) Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall remain in full force and effect and shall not be in any way affected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

(e) Representations, Warranties, Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company or (ii) delivery of and payment for the Securities.

9. Miscellaneous.

(a) Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed (registered or certified mail, return receipt requested), or personally delivered and shall be deemed given when so delivered or if mailed, two (2) days after such mailing.

If to the Representative:

The Benchmark Company, LLC

150 East 58th St., 17th Floor

New York, NY 10155

Attention: John J. Borer III

with copies to:

Mitchell Silberberg & Knupp LLP

437 Madison Ave., 25th Floor

New York, NY 10022

Attention: Andrea Cataneo, Esq.

If to the Company:

Heart Test Laboratories, Inc.

550 Reserve St, Suite 360

Southlake, Texas 76092

Attention: Andrew Simpson

with copies to:

Jackson Walker LLP

2323 Ross Avenue, Suite 600

Dallas, Texas 75201-2725

Attention: Richard F. Dahlson

(b) Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

(c) Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

(d) Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof. Notwithstanding anything to the contrary set forth herein, it is understood and agreed by the parties hereto that all other terms and conditions of that certain engagement letter between the Company and Representative, dated as of April 19, 2021 shall remain in full force and effect.

(e) Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Representative, the Underwriters, each Indemnified Person referred to in Section 5, the Company and the controlling persons, directors and officers referred to in Section 5 hereof, and their respective successors, legal representatives, heirs and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from any of the Underwriters.

(f) Governing Law; Consent to Jurisdiction; Trial by Jury. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflict of laws principles thereof. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each party hereto hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon a party hereto may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9(a) hereof. Such mailing shall be deemed personal service and shall be legal and binding upon such party in any action, proceeding or claim. Each party hereto agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor. Each of the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(g) Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by email/pdf transmission shall constitute valid and sufficient delivery thereof.

(h) Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

[Signature Page Follows]

If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below.

Very truly yours,

HEART TEST LABORATORIES, INC.

By:
Name:
Title:

Confirmed as of the date first written above mentioned, on behalf of itself and as Representative of the several Underwriters named on Schedule 1 hereto:

THE BENCHMARK COMPANY, LLC

By:
Name: John J. Borer III
Title: Senior Managing Director

SCHEDULE 1

Underwriter	Total Number of Firm Securities to be Purchased	Number of Option Securities to be Purchased if the Over- Allotment Option is Fully Exercised
The Benchmark Company, LLC

Total:

Sch. 1

SCHEDULE 2-A

Pricing Information

Number of Firm Shares: 1,750,000

Number of Firm Warrants: 1,750,000

Number of Option Shares:

Number of Option Warrants:

Public Offering Price per one Firm Share and one Warrant:

Underwriting Discount per one Firm Share and one Warrant:

Price per Option Share:

Underwriting Discount per Option Share:

Price per Option Warrant: $0.01

Underwriting Discount per Option Warrant: $0.0093 (7.0%)

Underwriting Non-accountable expense allowance per Share and Warrant:

Sch. 2-A

SCHEDULE 2-B

Issuer General Use Free Writing Prospectuses

Sch. 2-B

SCHEDULE 3

List of Lock-Up Parties

Directors and Officers:

Andrew Simpson

Brian Szymczak

Bruce Bent

Mark Hilz

Patrick Kanouff

Danielle Watson

Certain Holders of the Company’s Securities:

See attached.

Sch. 3